EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-KSB of NetWorth Technologies, Inc. for the fiscal year ended December 31, 2004, I, L. Joshua Eikov, Chief Executive Officer and the Chief Financial Officer of NetWorth Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         1. Such report on Form 10-KSB for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in such report on Form 10-KSB for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of NetWorth Technologies.

Date: April 14, 2005                      NETWORTH TECHNOLOGIES, INC.


                                          By: /s/ L. Joshua Eikov
                                              ---------------------------------
                                              L. Joshua Eikov,
                                              Chief Executive Officer
                                              (Principal Executive Officer and
                                              Principal Accounting Officer) and
                                              Director